SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________

FORM 8-K/A

CURRENT REPORT

Pursuant To Section 13 Or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 19, 2004

Comcast Corporation
(Exact Name of Registrant as Specified in Charter)

Pennsylvania
(State or Other Jurisdiction of Incorporation)

000-50093		27-0000798
(Commission File Number)		(IRS Employer Identification No.)

1500 Market Street Philadelphia, PA		19102-2148
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 665-1700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On October 19, 2004, the Board of Directors of Comcast Corporation elected Joseph J. Collins to the Board. Mr. Collins has been appointed to be a member of each of the Audit and Compensation Committees of the Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMCAST CORPORATION
Date:	April 8, 2005	By:	/s/ Arthur R. Block
			Name:	Arthur R. Block
			Title:	Senior Vice President, General Counsel & Secretary